UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 9, 2024

Alerus Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue
Grand Forks, North Dakota 58201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (701) 795-3200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

On October 9, 2024, Alerus Financial Corporation, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Filing”) to report that the Company had completed its acquisition of HMN Financial, Inc. (“HMNF”), pursuant to the Agreement and Plan of Merger, dated May 14, 2024 (the “Merger Agreement”), by and between the Company and HMNF. Pursuant to the Merger Agreement, effective October 9, 2024, HMNF merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger.

This Current Report on Form 8-K/A amends the Initial Filing to include the financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Item 9.01(b) of Form 8-K. It does not purport to represent the actual results of operations that the Company and HMNF would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, all other information in the Initial Filing remains unchanged.

Item 9.01.         Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of HMNF as of and for the years ended December 31, 2023 and 2022, and the related Independent Auditor’s Reports, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The unaudited interim consolidated financial statements of HMNF as of and for the nine-month periods ended September 30, 2024 and 2023 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined consolidated financial information of the Company and HMNF as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
10.1+
Agreement and Plan of Merger, by and between Alerus Financial Corporation and HMN Financial, Inc., dated May 14, 2024* (incorporated herein by reference to Exhibit 2.1 on Form 8-K filed on May 15, 2024).

23.1	Consent of Baker Tilly US LLP.

23.2	Consent of CliftonLarsonAllen LLP.

99.1+	Press Release of Alerus Financial Corporation and HMN Financial, Inc., dated October 9, 2024 (incorporated herein by reference to Exhibit 99.1 on Form 8-K filed on October 9, 2024).

99.2
Audited consolidated financial statements of HMN Financial, Inc. as of and for the years ended December 31, 2023 and 2022, and the related Independent Auditor’s Reports (incorporated herein by reference to Part II, Item 8 of HMN Financial, Inc.’s Annual Report on Form 10-K/A for the year ended December 31, 2023, filed with the SEC on March 19, 2024 (File No. 000-24100)).

99.3	Unaudited consolidated financial statements of HMN Financial, Inc. as of and for the nine months ended September 30, 2024 and 2023.

99.4
Unaudited pro forma combined consolidated financial information of Alerus Financial Corporation and HMN Financial, Inc. as of and for the nine months ended September 30, 2024, and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

+ Previously filed as an exhibit to the Initial Filing.

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024	Alerus Financial Corporation

	By:	/s/ Katie A. Lorenson
	Name:	Katie A. Lorenson
	Title	President and Chief Executive Officer